UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2017

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On April 21, 2017, Upland Software, Inc. (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Amendment”) that amends that certain Credit Agreement dated as of May 14, 2015 (the “Credit Agreement”) among inter alia the Company, certain of its domestic and Canadian subsidiaries (together with the Company, the “Borrowers”), and each of the lenders party thereto.

After giving effect to the Amendment, the Credit Agreement provides for an additional term loan of $15,000,000, which amount was previously part of the uncommitted accordion facility, under the Company’s existing $90,000,000 credit facility.

The Amendment also provides for, among other things, (i) the availability of U.S. and Canadian revolving loans up to the lesser of (x) $10,000,000 and (y) 108.75% (subject to step-downs beginning June 30, 2017) of the Borrowers’ recurring revenues on a trailing twelve month pro forma basis minus the outstanding balance of loans and letters of credit made under the Credit Agreement, (ii) an allowance for earn-outs in relation to permitted acquisitions, and (iii) an increase in the maximum amount of purchase consideration payable in respect of all permitted acquisitions $75,000,000 to $150,000,000.

The foregoing summary of the amendments to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report Form 10-Q for the quarter ended June 30, 2017 and (ii) the Credit Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report Form 10-Q for the quarter ended June 30, 2016.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 8.01    Other Events.

On April 24, 2017, Upland issued a press release that announced (i) its acquisition of RightAnswers, Inc., (ii) the raising of its 2017 guidance, and (iii) the raising of its long-term Adjusted EBITDA margin target. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Upland Software, Inc., dated April 24, 2017.

Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ John T. McDonald
John T. McDonald Chief Executive Officer

Date: April 24, 2017